UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — March 13, 2006
CentraCore Properties Trust

(Exact name of Registrant as specified in its declaration of trust)

Maryland	1-14031	65-0823232

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
11376 Jog Road, Suite 101, Palm Beach Gardens, Florida 33418
(Address and zip code of principal executive offices)
(561) 630-6336
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal
year if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
CentraCore Properties Trust (the “Company”) issued a press release on March 14, 2006 advising that on the fourth quarter 2005 earnings conference call of The GEO Group, Inc., (“GEO”) held on March 13, 2006, GEO, made an announcement regarding its ongoing relationship with the Company and its intentions for the future. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
GEO, which is the Company’s largest tenant, also provided a letter to the Company’s Board of Trustees which set forth a summary of this announcement. A copy of the letter is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of CentraCore Properties Trust, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 14, 2006.
99.2	Letter dated March 13, 2006 from The GEO Group, Inc. to CentraCore Properties Trust

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRACORE PROPERTIES TRUST
March 14, 2006	By:	/s/ David J. Obernesser
David J. Obernesser
Senior Vice President and Chief Financial Officer

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